UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005 (April 25,
2005)



                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      0-22182                84-1070278
         --------                      -------                ----------
(State or other jurisdiction of      (Commission       (I.R.S. Empl. Ident. No.)
incorporation or organization)       File Number)

    10989 Via Frontera, San Diego, California              92127
    -----------------------------------------              ------
    (Address of principal executive offices)             (Zip Code)

                                 (858) 674-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

      Patrick Nunally, Patriot Scientific's Chief Technology Officer, has given the Company a 30-day notice that he will not be renewing his employment contract that expires on May 31, 2005. Starting on April 25, 2005, Dr. Nunally has opted to use his accrued vacation time to fulfill the remainder of his employment contract.

      The Company anticipates the functions of chief technology officer will be filled by either recruiting a full-time person or by contracting with individuals to accomplish specific tasks.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PATRIOT SCIENTIFIC CORPORATION


Dated:  April 26, 2005             By:  LOWELL W. GIFFHORN
                                        -------------------
                                        Lowell W. Giffhorn
                                        Exec. V.P. and Chief Financial Officer


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